IMPORTANT NOTICE TO SHAREHOLDERS

MUTUAL FUND SERIES TRUST

Catalyst Dynamic Alpha Fund Class A: CPEAX Class C: CPECX Class I: CPEIX

(the “Fund”)

November 1, 2026

This information supplements certain disclosures contained in the Prospectus and Summary Prospectus for the Fund, each dated November 1, 2026.

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The following policy will be in effect until December 31, 2026:

Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities defined as common stocks, real estate investment trusts and American Depositary Receipts.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2026, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to Catalyst Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.